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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 15, 2005

          CWMBS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of February 1, 2005, providing for the issuance of the CHL Mortgage Pass-Through Trust 2005-11
             Mortgage Pass-Through Certificates, Series 2005-11).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                        333-109248                 95-4449516
----------------------------         ----------                 ----------
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)            Identification No.)

4500 Park Granada
Calabasas, California                               91302
---------------------                            ---------
(Address of principal                            (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01.  Other Events
---------   ------------

It is expected that during February 2005, a single series of certificates, entitled CHL Mortgage Pass-Through Trust 2005-11, Mortgage Pass-Through Certificates, Series 2005-11 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWMBS, Inc, as depositor, Countrywide Home Loans, inc., as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-103821) and sold to Banc of America Securities LLC (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that the Underwriter has furnished to prospective investors certain information attached hereto as Exhibit 99.1, Exhibit 99.2,
Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.7, Exhibit 99.8, Exhibit 99.9, Exhibit 99.10, Exhibit 99.11, Exhibit 99.12,
Exhibit 99.13, Exhibit 99.14, Exhibit 99.15, Exhibit 99.16, Exhibit 99.17,
Exhibit 99.18, Exhibit 99.19 and Exhibit 99.20 that may be considered Collateral Term Sheets (as defined in the no action letter issued by the Commission on May 17, 1995 to the PSA) furnished to the Registrant by the Underwriter in respect of the Registrant's proposed offering of the Certificates.

The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

     The Collateral Term Sheets are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7,
Exhibit 99.7, Exhibit 99.8, Exhibit 99.9, Exhibit 99.10, Exhibit 99.11,
Exhibit 99.12, Exhibit 99.13, Exhibit 99.14, Exhibit 99.15, Exhibit 99.16,
Exhibit 99.17, Exhibit 99.18, Exhibit 99.19 and Exhibit 99.20.

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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2005-11.

Section 9    Financial Statements and Exhibits
---------    ---------------------------------

Item 9.01.   Financial Statements and Exhibits.
----------   ---------------------------------

(a) Financial statements of businesses acquired:
    -------------------------------------------

       Not applicable.

(b) Pro forma financial information:
    -------------------------------

       Not applicable.

(c)  Exhibits:
     --------

Exhibit No.    Description
-----------

   99.1        Collateral Term Sheets

   99.2       Collateral Term Sheets

   99.3       Collateral Term Sheets

   99.4       Collateral Term Sheets

   99.5       Collateral Term Sheets

   99.6       Collateral Term Sheets

   99.7       Collateral Term Sheets

   99.8       Collateral Term Sheets

   99.9       Collateral Term Sheets

   99.10      Collateral Term Sheets

   99.11      Collateral Term Sheets

   99.12      Collateral Term Sheets

   99.13      Collateral Term Sheets

   99.14      Collateral Term Sheets

   99.15      Collateral Term Sheets

   99.16      Collateral Term Sheets

   99.17      Collateral Term Sheets

   99.18      Collateral Term Sheets

   99.19      Collateral Term Sheets

   99.20      Collateral Term Sheets

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWMBS, INC.




                                                 By: /s/ Darren Bigby
                                                     ----------------------
                                                 Darren Bigby
                                                 Vice President


Dated:  February 18, 2005



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

                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1       Collateral Term Sheets                                            8

99.2       Collateral Term Sheets                                           10

99.3       Collateral Term Sheets                                           13

99.4       Collateral Term Sheets                                           15

99.5       Collateral Term Sheets                                           17

99.6       Collateral Term Sheets                                           19

99.7       Collateral Term Sheets                                           21

99.8       Collateral Term Sheets                                           30

99.9       Collateral Term Sheets                                           39

99.10      Collateral Term Sheets                                           49

99.11      Collateral Term Sheets                                           53

99.12      Collateral Term Sheets                                           56

99.13      Collateral Term Sheets                                           58

99.14      Collateral Term Sheets                                           60

99.15      Collateral Term Sheets                                           62

99.16      Collateral Term Sheets                                           64

99.17      Collateral Term Sheets                                           66

99.18      Collateral Term Sheets                                           69

99.19      Collateral Term Sheets                                           72

99.20      Collateral Term Sheets                                           79



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